UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2012

LANTRONIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16027	33-0362767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

167 Technology Drive

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 453-3990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01.    Other Events.

Pricing of the Shares Relating to the Offering

On April 26, 2012, the Company and Roth Capital Partners, LLC (the “Underwriter”) met to agree upon a price for the shares of common stock to be offered in the public offering and on the same day issued a press release announcing that the Company had priced the common stock to be offered in the public offering (the “Offering”). A copy of that press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by this reference.

Underwriting Agreement with Roth Capital Partners, LLC

On April 26, 2012, the Company entered into a firm commitment underwriting agreement with the Underwriter (the “Underwriting Agreement”) in connection with the offer and sale by the Company of 2,200,000 shares of common stock, par value $0.0001 per share, at a price to the public of $2.50 per share. The Company granted the Underwriter a 30-day option to purchase up to 330,000 additional shares of the Company’s common stock to cover over-allotments. The Company expects to receive net proceeds from the offering of approximately $4,915,000 (or $5,682,250 if the Underwriter exercises its over-allotment option in full), after deducting underwriting discounts and commissions, and expenses. The offering is expected to close on May 1, 2012. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is hereby incorporated herein by this reference.

Opinion of Paul Hasting LLP

On April 26, 2012, Paul Hastings LLP issued its opinion relating to legality of the shares of common stock offered and sold by the Company pursuant to Underwriting Agreement. A copy of the opinion is filed as Exhibit 5.1 to this Form 8-K and is hereby incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated April 26, 2012 by and between Lantronix, Inc. and Roth Capital Partners, LLC.

5.1	Opinion of Paul Hastings LLP dated April 26, 2012 re: Legality of the Issuance of Common Stock.

99.1	Press Release dated April 26, 2012 relating to the Pricing of the Public Offering of Common Stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

Date: April 26, 2012	By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated April 26, 2012 by and between Lantronix, Inc. and Roth Capital Partners, LLC.

5.1	Opinion of Paul Hastings LLP dated April 26, 2012 re: Legality of the Issuance of Common Stock.

99.1	Press Release dated April 26, 2012 relating to the Pricing of the Public Offering of Common Stock.

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